PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS	3 Months Ended
Mar. 31, 2026
Disclosure Of Prepayments Other Receivables And Other Assets [Abstract]
PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS	PREPAYMENTS, OTHER RECEIVABLES AND OTHER ASSETS

(Dollars in millions)	March 31, 2026	December 31, 2025
Other collaboration receivables	$174.0	$227.8
VAT recoverable	10.9	8.1
Prepayments	19.4	14.6
Other current assets	5.0	2.9
Total	$209.3	$253.4
None of the above assets is either past due or impaired. The financial assets included in the above balances relate to receivables for which there was no recent history of default. The Company estimated that the expected credit loss for the above receivables as at March 31, 2026 and December 31, 2025 is insignificant.